Schedule of bank borrowings (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)		Dec. 31, 2024 CNY (¥)
Debt Disclosure [Abstract]
Short-term borrowings	$ 24,368	¥ 170,408	[1]	¥ 5,594	[1]
Long-term borrowings	$ 12,811	¥ 89,590	[2]		[2]

[1]	As of December 31, 2024 and 2025, the Group had short-term borrowings primarily from banks with terms within one year and charged interest rates were 9% per annum for 2024 and ranged from 9% to 13% per annum for 2025. As of December 31, 2024 and 2025, the weighted average interest rate of these borrowings was 9% and 12% per annum, respectively. The borrowings are denominated in IDR and PHP.
[2]	As of December 31, 2025, the Group had a long-term borrowing from a financial institution assumed from the business combination with Fundo (Note 3). The interest rates were 13.04% per annum per annum for 2025. The borrowings are primarily denominated in AUD.